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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 OCTOBER 6, 1999


                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-24667                      04-341183
 (State or other                  (Commission                  (IRS employer
 jurisdiction of                  file number)               identification no.)
 incorporation or
  organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200


                      -------------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)



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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Effective October 6, 1999, James L. Monroe tendered his resignation as a member of the board of directors of Registrant. In his resignation, a copy of which is filed herewith as Exhibit 17.1 and incorporated by this reference, Mr. Monroe indicated that his reasons for resigning were "that the designees of Richmont Capital Partners dominate and control the Board of Directors of the Company" and that Registrant's board "has adopted a program of abrogating and sacrificing the rights of Monroe & Company, LLC for the benefit of Richmont". Monroe & Company, LLC, an affiliate of Mr. Monroe, is the plaintiff in pending litigation against Registrant. Registrant intends to defend it vigorously.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS

              The following Exhibits are filed herewith:

              17.1 Letter of Resignation of James L. Monroe dated
                   October 6, 1999.


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARKETING SPECIALISTS CORPORATION


                                        By:  /s/ Gerald R. Leonard
                                             ----------------------------------
                                                 Gerald R. Leonard
                                                 President and Chief Executive
                                                 Officer


Date:  October 14, 1999



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
17.1                  Letter of Resignation of James L. Monroe dated October 6, 1999.
